     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 21, 2000


                                                      REGISTRATION NO. 333-30996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------


                                AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                           --------------------------

                        SILICON STORAGE TECHNOLOGY, INC.
             (Exact name of Registrant as specified in its charter)

                   CALIFORNIA                                        77-0225590
        (State or Other Jurisdiction of                           (I.R.S. Employer
         Incorporation or Organization)                        Identification Number)

                               1171 SONORA COURT
                          SUNNYVALE, CALIFORNIA 94086
                                 (408) 735-9110
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                    BING YEH
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        SILICON STORAGE TECHNOLOGY, INC.
                               1171 SONORA COURT
                          SUNNYVALE, CALIFORNIA 94086
                                 (408) 735-9110
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

          MARK P. TANOURY, ESQ.                       WILLIAM M. KELLY, ESQ.
         MATTHEW W. SONSINI, ESQ.                     DAVIS POLK & WARDWELL
            COOLEY GODWARD LLP                         1600 EL CAMINO REAL
          FIVE PALO ALTO SQUARE                    MENLO PARK, CALIFORNIA 94025
           3000 EL CAMINO REAL                            (650) 752-2000
       PALO ALTO, CALIFORNIA 94306
              (650) 843-5000

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

                           --------------------------

    If the only securities being registered on this form are being offered pursuant to a dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is to be a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING
PURSUANT TO SECTION 8(a), MAY DETERMINE.
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--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    The purpose of this Amendment No. 1 is solely to file exhibits to the Registration Statement as set forth below in Item 16 of part II.

                                    PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS


ITEM 16. EXHIBITS


       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------   ------------------------------------------------------------
         1.1            Form of Underwriting Agreement.

         5.1            Opinion of Cooley Godward LLP.

        23.1+ Consent of PricewaterhouseCoopers LLP, independent accountants.

        23.2            Consent of Cooley Godward LLP. See Exhibit 5.1.

        24.1+           Power of Attorney.


------------------------


+   Previously filed.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on March 21, 2000.



                                                       SILICON STORAGE TECHNOLOGY, INC.

                                                       By:  /s/ BING YEH
                                                            -----------------------------------------
                                                            Bing Yeh
                                                            President and Chief Executive Officer



    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



                   SIGNATURE                                    TITLE                      DATE
                   ---------                                    -----                      ----
/s/ BING YEH                                      President, Chief Executive         March 21, 2000
--------------------------------------              Officer and Director (PRINCIPAL
Bing Yeh                                            EXECUTIVE OFFICER)

/s/ JEFFREY L. GARON                              Vice President Finance &           March 21, 2000
--------------------------------------              Administration, Chief Financial
Jeffrey L. Garon                                    Officer and Secretary
                                                    (PRINCIPAL FINANCIAL AND
                                                    ACCOUNTING OFFICER)

/s/ YAW WEN HU                                    Senior Vice President, Operations  March 21, 2000
--------------------------------------              and Process Development and
Yaw Wen Hu                                          Director

/s/ TSUYOSHI TAIRA                                Director                           March 21, 2000
--------------------------------------
Tsuyoshi Taira

/s/ RONALD CHWANG                                 Director                           March 21, 2000
--------------------------------------
Ronald Chwang

/s/ YASUSHI CHIKAGAMI                             Director                           March 21, 2000
--------------------------------------
Yasushi Chikagami

                                    EXHIBITS


       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------   ------------------------------------------------------------
         1.1            Form of Underwriting Agreement.

         5.1            Opinion of Cooley Godward LLP.

        23.1+ Consent of PricewaterhouseCoopers LLP, independent accountants.

        23.2            Consent of Cooley Godward LLP. See Exhibit 5.1.

        24.1+           Power of Attorney.


------------------------


+   Previously filed.